UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22409

Tortoise MLP Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2011

Item 1. Report to Stockholders.

NTG LISTED NYSE

Tortoise MLP Fund, Inc.

Yield

Growth

Quality

2011 Annual Report

November 30, 2011

...Steady Wins®

Company at a Glance

Tortoise MLP Fund, Inc. (NYSE: NTG) offers a closed-end fund strategy of investing in energy infrastructure MLPs and their affiliates, with an emphasis on natural gas infrastructure MLPs.

Investment Focus

NTG seeks to provide stockholders with a high level of total return with an emphasis on current distributions. The fund focuses primarily on “midstream” energy infrastructure MLPs that engage in the business of transporting, gathering and processing and storing natural gas and natural gas liquids (NGLs).

Under normal circumstances, we invest at least 80 percent of NTG’s total assets in MLP equity securities with at least 70 percent of total assets in natural gas infrastructure MLP equity securities. Of the total assets in the fund, we may invest as much as 50 percent in restricted securities, primarily through direct investments in securities of listed companies. We do not invest in privately held companies and limit our investment in any one security to 10 percent.

About Energy Infrastructure Master Limited Partnerships

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the NYSE Alternext US and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 70 MLPs in the market, mostly in industries related to energy and natural resources.

We primarily invest in MLPs and their affiliates in the energy infrastructure sector, with an emphasis on natural gas infrastructure MLPs. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Natural gas infrastructure MLPs are companies in which over 50 percent of their revenue, cash flow or assets are related to the operation of natural gas or NGL infrastructure assets. Our investments are primarily in midstream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing distribution stream for our investors.

An NTG Investment Versus a Direct Investment in MLPs

We provide our stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. We are structured as a C Corporation — accruing federal and state income taxes based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features include:

  The opportunity for tax deferred distributions and distribution growth;

  Simplified tax reporting (investors receive a single 1099) compared to directly owning MLP units;

  Appropriate for retirement and other tax exempt accounts;

  Potential diversification of overall investment portfolio; and

  Professional securities selection and active management by an experienced adviser.

January 12, 2012

Dear Fellow Stockholders,

Our fiscal year ended Nov. 30, 2011 marked a year of memorable headlines in the broader markets. Macroeconomic events such as Eurozone debt concerns, the U.S. sovereign debt downgrade and slower than anticipated economic growth generated short-term volatility across all asset classes. Fortunately, the market recognized quality over longer periods, as evidenced by the performance of MLPs.

Master Limited Partnership Sector Review and Outlook

Notwithstanding a strong absolute return in the first half of the year, MLPs underperformed the S&P 500; however, MLPs significantly outperformed the S&P 500 during the second half of the year. Despite macro uncertainty, key business fundamentals of midstream MLPs remained steady, resulting in a solid return posted over the course of the fiscal year. The Tortoise MLP Index® achieved a total return of 9.9 percent for the fiscal year ended Nov. 30, 2011, as compared to the S&P 500 total return of 7.8 percent for the same period.

During the year, large global energy companies continued to make significant investment in North American oil and gas shales. These deals validated the game-changing events taking place in North American energy production and transportation. Approximately $27.5 billion was invested in shale-related acquisitions in 2011 focused on the Marcellus, Eagle Ford and Fayetteville shales, as well as the Canadian oil sands. This activity drove pipeline infrastructure build-out with $12 billion in MLP pipeline projects completed in 2011. Additionally, acquisition activity remained elevated, with over $30 billion in MLP acquisitions announced this year. This year’s transactions particularly reflected natural gas pipeline MLP activity and the potential for asset migration into MLPs, with Energy Transfer Equity’s pending $9 billion acquisition of Southern Union being the largest MLP deal announced during the year. We expect additional need for growth capital for fiscal 2012, with accompanying MLP distribution growth of 6 percent to 8 percent.

We continue to see natural gas as an attractive, domestic, abundant and cleaner energy alternative. This view was supported by the Environmental Protection Agency’s recent passage of emission rules promoting increased natural gas usage. Regulatory focus on cleaner energy sources, as well as additional uses of natural gas liquids, such as in the petrochemical industry, should continue to drive demand. Along with greater supply comes the need for pipeline investment. We believe NTG is uniquely positioned to capitalize on the opportunity as a result of its natural gas infrastructure focus.

Company Performance Review and Outlook

Our total assets increased from $1.5 billion on Nov. 30, 2010, to nearly $1.6 billion on Nov. 30, 2011. This increase resulted primarily from market appreciation of our investments. Our market-based total return was 3.5 percent and our NAV-based total return was 3.8 percent (both including the reinvestment of distributions) for the fourth fiscal quarter ended Nov. 30, 2011. For fiscal year 2011, our market-based total return was 9.9 percent and our NAV-based total return was 5.2 percent.

During the fiscal year, our performance was positively impacted by gathering and processing MLPs as well as certain natural gas pipeline MLPs, which benefited from shale development and high NGL demand. The performance of propane and gas storage MLPs negatively impacted us this year.

We paid a distribution of $0.4125 per common share ($1.65 annualized) to our stockholders on Nov. 30, 2011, an increase of 0.6 percent compared to the previous quarter. This represented an annualized yield of 6.6 percent based on our fiscal year closing price of $24.84. Our distribution coverage (distributable cash flow divided by distributions) for the fiscal year was 102 percent. For tax purposes, distributions to stockholders for 2011 were 100 percent return of capital.

We ended our fiscal year with leverage (including bank debt, senior notes and preferred stock) at 22.7 percent of total assets, below our long-term target of 25 percent. As of Nov. 30, 2011, our leverage had a weighted average maturity of 6.2 years and a weighted average cost of 3.7 percent, with over 85 percent at fixed rates. While our cost of leverage is higher than current short-term rates, we believe a primarily fixed-rate strategy with laddered maturities enhances the predictability and sustainability of our distributable cash flow across interest rate environments.

Additional information about our financial performance is available in the Key Financial Data and Management’s Discussion sections of this report.

Conclusion

We continue to expect substantial growth activity in our nation’s shales to drive infrastructure build-out. New domestic resources, natural gas in particular, are becoming a more important part of our economy as we reduce dependence on foreign sources. We believe the investment merits of the natural gas infrastructure sector are particularly attractive as a result of this opportunity. We look forward to serving as your professional MLP investment adviser to navigate the course ahead, with an investment philosophy anchored in quality.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise MLP Fund, Inc.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

(Unaudited)

2011 Annual Report       1

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Period from July 30,
	2010(1) through	Year Ended	2011
	November 30, 2010	November 30, 2011	Q1(2)	Q2(2)	Q3(2)	Q4(2)
Total Income from Investments
Distributions received from master limited partnerships	$20,896	$96,561	$24,415	$24,035	$24,081	$24,030
Dividends paid in stock	1,075	5,634	1,042	1,538	1,511	1,543
Interest and dividend income	182	—	—	—	—	—
Other income	—	280	200	80	—	—
Total from investments	22,153	102,475	25,657	25,653	25,592	25,573
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of expense reimbursement	2,910	11,235	2,736	2,885	2,789	2,825
Other operating expenses	441	1,441	349	381	352	359
	3,351	12,676	3,085	3,266	3,141	3,184
Distributable cash flow before leverage costs and current taxes	18,802	89,799	22,572	22,387	22,451	22,389
Leverage costs(3)	1,708	13,552	3,330	3,412	3,438	3,372
Current income tax expense	—	28	12	7	7	2
Distributable Cash Flow(4)	$17,094	$76,219	$19,230	$18,968	$19,006	$19,015
Distributions paid on common stock	$16,346	$74,580	$18,502	$18,502	$18,693	$18,883
Distributions paid on common stock per share	0.3600	1.6375	0.4075	0.4075	0.4100	0.4125
Payout percentage for period(5)	95.6%	97.8%	96.2%	97.5%	98.4%	99.3%
Net realized gain, net of income taxes, for the period	208	18,830	9,458	6,453	1,228	1,691
Total assets, end of period	1,524,903	1,566,608	1,678,362	1,580,414	1,521,935	1,566,608
Average total assets during period(6)	1,238,974	1,590,874	1,603,721	1,656,212	1,568,210	1,537,375
Leverage(7)	350,700	355,100	348,200	347,300	345,000	355,100
Leverage as a percent of total assets	23.0%	22.7%	20.7%	22.0%	22.7%	22.7%
Net unrealized appreciation, end of period	67,396	121,871	156,883	106,542	77,527	121,871
Net assets, end of period	1,131,120	1,127,592	1,208,832	1,140,822	1,095,414	1,127,592
Average net assets during period(8)	1,087,459	1,140,951	1,164,610	1,177,775	1,120,242	1,101,261
Net asset value per common share	24.91	24.54	26.62	25.13	24.03	24.54
Market value per common share	24.14	24.84	25.14	25.70	24.41	24.84
Shares outstanding	45,404,188	45,949,78	45,404,188	45,404,188	45,593,328	45,949,783

Selected Operating Ratios(9)
As a Percent of Average Total Assets
Total distributions received from investments	N/M	6.44%	6.49%	6.15%	6.47%	6.67%
Operating expenses before leverage costs and current taxes	0.80%	0.80%	0.78%	0.78%	0.79%	0.83%
Distributable cash flow before leverage costs and current taxes	N/M	5.64%	5.71%	5.37%	5.68%	5.84%
As a Percent of Average Net Assets
Distributable cash flow(4)	N/M	6.68%	6.70%	6.39%	6.73%	6.93%

(1)	Commencement of operations.
(2)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(3)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(4)	“Net investment loss, before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, implied distributions included in direct placement discounts, and amortization of debt issuance costs; and decreased by current taxes paid on net investment income.
(5)	Distributions paid as a percentage of Distributable Cash Flow.
(6)	Computed by averaging month-end values within each period.
(7)	Leverage consists of long-term debt obligations, preferred stock and short-term borrowings.
(8)	Computed by averaging daily values for the period.
(9)	Annualized for periods less than one full year. Certain of the ratios for the period from July 30, 2010 through November 30, 2010 are not meaningful due to partial investment of initial offering and leverage proceeds.

2       Tortoise MLP Fund, Inc.

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise MLP Fund, Inc.’s (“NTG”) primary investment objective is to provide a high level of total return with an emphasis on current distributions paid to stockholders. We seek to provide our stockholders with an efficient vehicle to invest in a portfolio consisting primarily of energy infrastructure master limited partnerships (“MLPs”) and their affiliates, with an emphasis on natural gas infrastructure. Energy infrastructure MLPs own and operate a network of pipeline and energy-related logistical assets that transport, store, gather and process natural gas, natural gas liquids (“NGLs”), crude oil, refined petroleum products, and other resources or distribute, market, explore, develop or produce such commodities. Natural gas infrastructure MLPs are defined as companies engaged in such activities with over 50 percent of their revenue, cash flow or assets related to natural gas or NGL infrastructure assets.

While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not generate unrelated business taxable income (“UBTI”) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. We completed our initial public offering and commenced operations on July 30, 2010. Tortoise Capital Advisors, L.L.C. serves as our investment adviser.

Company Update

Total assets increased approximately $45 million during the 4th quarter primarily as a result of higher market values of our MLP investments. Distribution increases from our MLP investments were in-line with our expectations and total expenses decreased slightly from the previous quarter. Total leverage as a percent of total assets was unchanged and we increased our quarterly distribution to $0.4125 per share. Additional information on these events and results of our operations are discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors considers our current and estimated future DCF in determining distributions to stockholders. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly distributions with increases safely covered by earned DCF.

Determining DCF

DCF is simply distributions received from investments less expenses. The total distributions received from our investments include the amount we receive as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes (excluding taxes generated from realized gains), if any. Realized gains, expected tax benefits and deferred taxes are not included in our DCF.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including expense reimbursement, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as current taxes paid on net investment income. A reconciliation of Net Investment Loss, before Income Taxes to DCF is included below.

2011 Annual Report       3

Management’s Discussion (Unaudited) (Continued)

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.

We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams. Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a distribution payment which approximates an investment directly in energy infrastructure MLPs. In addition, many energy infrastructure companies are regulated and currently benefit from a tariff inflation escalation index of PPI + 2.65 percent. Over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases, and produce positive real returns.

Total distributions received from our investments for the 4th quarter 2011 was approximately $25.6 million, relatively unchanged as compared to 3rd quarter 2011. On an annualized basis, total distributions for the quarter equates to 6.67 percent of our average total assets for the quarter. Total distributions received for the 4th quarter 2011 reflect increases in per share distribution rates on our MLP investments and the distributions received from additional investments funded from equity and leverage proceeds, offset by the impact of trading activity wherein certain investments with higher current yields and lower expected future growth were sold and replaced with investments that had lower current yields and higher expected future growth.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee, and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 0.83 percent of average total assets for the 4th quarter 2011, a slight increase as compared to the 3rd quarter 2011. This increase reflects the lowering of the advisory fee waiver in the 3rd quarter 2011. While the contractual advisory fee is 0.95 percent of average monthly managed assets, the Adviser waived an amount equal to 0.25 percent of average monthly managed assets through July 27, 2011. In addition, the Adviser has agreed to waive an amount equal to 0.20 percent of average managed assets from July 28, 2011 through December 31, 2012, with further reductions in the fee waiver of 0.05 percent of average managed assets per calendar year through 2015. Other operating expenses increased slightly as compared to 3rd quarter 2011.

Leverage costs consist of two major components: (1) the direct interest expense on our senior notes and short-term credit facility, and (2) distributions to preferred stockholders. Other leverage expenses include rating agency fees and commitment fees. Total leverage costs for DCF purposes decreased approximately $66,000 as compared to the 3rd quarter 2011 as a result of lower utilization of our bank credit facility.

The weighted average annual rate of our leverage at November 30, 2011 was 3.72 percent including balances on our bank credit facility which accrue interest at a variable rate equal to one-month LIBOR plus 1.25 percent. Our weighted average rate may vary in future periods as a result of changes in LIBOR, the utilization of our credit facility, and as our leverage matures or is redeemed. Additional information on our leverage is included in the Liquidity and Capital Resources discussion below.

Distributable Cash Flow

For 4th quarter 2011, our DCF was approximately $19.0 million, which reflects the net changes in distributions and expenses as outlined above and is unchanged as compared to 3rd quarter 2011. We declared a distribution of $18.9 million, or $0.4125 per share, during the quarter. This represents an increase of $0.0025 per share as compared to 3rd quarter 2011.

Our distribution payout ratio as a percentage of DCF was 99.3 percent for 4th quarter 2011, compared to a payout ratio of 98.4 percent for 3rd quarter 2011. Our goal is to pay what we believe to be sustainable distributions with any increases safely covered by earned DCF. A payout of less than 100 percent of DCF provides cushion for on-going management of the portfolio, changes in leverage costs and other expenses. An on-going payout ratio in excess of 100 percent will, over time, erode the earning power of a portfolio and may lead to lower distributions or portfolio managers taking on more risk than they otherwise would.

Net investment loss before income taxes on the Statement of Operations is adjusted as follows to reconcile to DCF for 2011 YTD and 4th quarter 2011 (in thousands):

	2011 YTD	4th Qtr 2011
Net Investment Loss, before Income Taxes	$(22,453)	$(5,218)
Adjustments to reconcile to DCF:
Dividends paid in stock	5,634	1,543
Distributions characterized as return of capital	92,367	22,596
Distribution included in direct placement discount	317	—
Amortization of debt issuance costs	382	96
Current income tax expenses	(28)	(2)
DCF	$76,219	$19,015

4       Tortoise MLP Fund, Inc.

Management’s Discussion (Unaudited) (Continued)

Liquidity and Capital Resources

We had total assets of $1.567 billion at year-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and dividends receivable and any expenses that may have been prepaid. During 4th quarter 2011, total assets increased $45 million. This change was primarily the result of a $50 million increase in the value of our investments as reflected by the change in net realized and unrealized gains on investments (excluding return of capital on distributions) and a decrease in receivables for investments sold of $2.5 million.

We issued 356,455 shares of our common stock during the quarter under our dividend reinvestment plan for a total of approximately $8.7 million. We used a portion of the proceeds to reduce leverage and make additional investments.

Total leverage outstanding at November 30, 2011 was $355.1 million, an increase of $10.1 million as compared to August 31, 2011. On an adjusted basis to reflect the payment of the 3rd quarter 2011 distribution at the beginning of the 4th quarter 2011, total leverage decreased by approximately $4.2 million. Outstanding leverage is comprised of $255 million in senior notes, $90 million in preferred shares and $10.1 million outstanding under the credit facility, with 85.9 percent of leverage with fixed rates and a weighted average maturity of 6.2 years. Total leverage represented 22.7 percent of total assets at November 30, 2011, unchanged from 3rd quarter 2011 and below our long-term target of 25 percent of total assets. Temporary increases to up to 30 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in MLP values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

Our longer-term leverage (excluding our bank credit facility) of $345 million is comprised of 74 percent private placement debt and 26 percent private placement preferred equity with a weighted average rate of 3.75 percent and remaining weighted average laddered maturity of approximately 6.3 years.

We use leverage to acquire MLPs consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 9 and Note 10 in the Notes to Financial Statements. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our Distributions and Deferred Taxes

We invest in partnerships that generally have cash distributions in excess of their income for accounting and tax purposes. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits (“E&P”). E&P is primarily comprised of the taxable income from MLPs with certain specified adjustments as reported on annual K-1s, fund operating expenses and net realized gains. If we have E&P, it is first allocated to the preferred shares and then to the common shares.

In the event we have E&P allocated to our common shares, all or a portion of our distribution will be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The portion of our distribution that is taxable may vary for either of two reasons: first, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

The portion of our distribution that is not income is treated as a return of capital. A holder of our common stock will reduce their cost basis for income tax purposes by the amount designated as return of capital. For tax purposes, the distribution to common stockholders for the fiscal year ended 2011 was 100 percent return of capital. A holder of our common stock would reduce their cost basis for income tax purposes by an amount equal to the total distributions they received in 2011. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. For book purposes, the source of the distribution to common stockholders for the fiscal year ended 2011 was 100 percent return of capital.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At November 30, 2011, our investments are valued at approximately $1.561 billion, with an adjusted cost of $1.368 billion. The $193 million difference reflects unrealized gain that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities also reflects either a net deferred tax liability or net deferred tax asset depending upon unrealized gains (losses) on investments, realized gains (losses) on investments, capital loss carryforwards and net operating losses. At November 30, 2011, the balance sheet reflects a net deferred tax liability of approximately $74 million or $1.61 per share. Accordingly, our net asset value per share represents the amount which would be available for distribution to stockholders after payment of taxes. Details of our deferred taxes are disclosed in Note 5 in our Notes to Financial Statements.

As of November 30, 2011, we had approximately $34 million in net operating losses. To the extent we have taxable income that is not offset by net operating losses, we will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets or borrowings. Details of our taxes are disclosed in Note 5 in our Notes to Financial Statements.

2011 Annual Report       5

Schedule of Investments November 30, 2011

	Shares	Fair Value
Master Limited Partnerships
and Related Companies — 138.4%(1)

Natural Gas/Natural Gas Liquids Pipelines — 82.3%(1)
United States — 82.3%(1)
Boardwalk Pipeline Partners, LP	3,523,800	$91,477,848
El Paso Pipeline Partners, L.P.	3,720,900	121,933,893
Energy Transfer Partners, L.P.	2,893,600	126,623,936
Enterprise Products Partners L.P.	2,907,600	132,266,724
Niska Gas Storage Partners LLC	337,500	3,267,000
ONEOK Partners, L.P.	1,534,797	77,599,336
PAA Natural Gas Storage, L.P.	934,361	16,341,974
Regency Energy Partners LP	4,520,433	104,015,163
Spectra Energy Partners, LP	2,664,900	80,666,523
TC PipeLines, LP	858,200	40,833,156
Williams Partners L.P.	2,289,800	132,945,788
		927,971,341

Natural Gas Gathering/Processing — 29.5%(1)
United States — 29.5%(1)
Chesapeake Midstream Partners, L.P.	1,140,000	29,879,400
Copano Energy, L.L.C.	1,646,300	54,492,530
Crestwood Midstream Partners LP	201,665	6,023,734
Crestwood Midstream Partners LP(2)	1,416,959	42,324,565
DCP Midstream Partners, LP	1,259,900	54,062,309
MarkWest Energy Partners, L.P.	1,050,400	56,343,456
Targa Resources Partners LP	1,465,300	54,992,709
Western Gas Partners LP	924,300	34,827,624
		332,946,327

Crude/Refined Products Pipelines — 23.8%(1)
United States — 23.8%(1)
Buckeye Partners, L.P.	910,900	58,115,420
Enbridge Energy Partners, L.P.	1,728,900	53,544,033
Holly Energy Partners, L.P.	735,300	40,970,916
Kinder Morgan Management, LLC(2)	768,925	54,416,806
NuStar Energy L.P.	631,500	34,631,460
Oiltanking Partners LP	52,984	1,525,939
Plains All American Pipeline, L.P.	373,080	24,197,969
Tesoro Logistics LP	17,200	468,872
		267,871,415

Propane Distribution — 2.8%(1)
United States — 2.8%(1)
Inergy, L.P.	1,319,100	31,895,838
Total Master Limited Partnerships and
Related Companies (Cost $1,368,216,643)		1,560,684,921

Short-Term Investment — 0.0%(1)

United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.18%(3) (Cost $142,202)	142,202	142,202

Total Investments — 138.4%(1)
(Cost $1,368,358,845)		1,560,827,123
Other Assets and Liabilities — (7.8%)(1)		(88,235,540)
Long-Term Debt Obligations — (22.6%)(1)		(255,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (8.0%)(1)		(90,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,127,591,583

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Security distributions are paid-in-kind.
(3)	Rate indicated is the current yield as of November 30, 2011.

See accompanying Notes to Financial Statements.

6       Tortoise MLP Fund, Inc.

Statement of Assets & Liabilities November 30, 2011

Assets
Investments at fair value (cost $1,368,358,845)	$1,560,827,123
Dividends receivable	152
Receivable for Adviser expense reimbursement	510,434
Receivable for investments sold	2,894,154
Prepaid expenses and other assets	2,376,063
Total assets	1,566,607,926
Liabilities
Payable to Adviser	2,424,562
Payable for investments purchased	4,347,531
Accrued expenses and other liabilities	3,143,487
Deferred tax liability	74,000,763
Short-term borrowings	10,100,000
Long-term debt obligations	255,000,000
Mandatory redeemable preferred stock ($25.00 liquidation
value per share; 3,600,000 shares outstanding)	90,000,000
Total liabilities	439,016,343
Net assets applicable to common stockholders	$1,127,591,583
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 45,949,783 shares issued
and outstanding (100,000,000 shares authorized)	$45,950
Additional paid-in capital	1,004,191,346
Accumulated net investment loss, net of income taxes	(17,555,538)
Undistributed realized gain, net of income taxes	19,038,712
Net unrealized appreciation of investments, net of income taxes	121,871,113
Net assets applicable to common stockholders	$1,127,591,583
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$24.54

Statement of Operations Year Ended November 30, 2011

Investment Income
Distributions from master limited partnerships	$96,243,880
Less return of capital on distributions	(92,366,967)
Net distributions from master limited partnerships	3,876,913
Dividends from money market mutual funds	485
Other income	280,000
Total Investment Income	4,157,398
Operating Expenses
Advisory fees	14,898,482
Administrator fees	453,289
Franchise fees	204,749
Professional fees	202,173
Stockholder communication expenses	152,245
Directors’ fees	130,460
Fund accounting fees	83,773
Custodian fees and expenses	69,933
Registration fees	43,314
Stock transfer agent fees	10,773
Other operating expenses	90,222
Total Operating Expenses	16,339,413
Leverage Expenses
Interest expense	9,445,657
Distributions to mandatory redeemable preferred stockholders	3,737,002
Amortization of debt issuance costs	382,261
Other leverage expenses	369,155
Total Leverage Expenses	13,934,075
Total Expenses	30,273,488
Less expense reimbursement by Adviser	(3,663,080)
Net Expenses	26,610,408
Net Investment Loss, before Income Taxes	(22,453,010)
Current tax benefit	20,589
Deferred tax benefit	6,770,692
Income tax benefit	6,791,281
Net Investment Loss	(15,661,729)
Realized and Unrealized Gain on Investments
Net realized gain on investments, before income taxes	29,680,023
Deferred tax expense	(10,849,714)
Net realized gain on investments	18,830,309
Net unrealized appreciation of investments, before income taxes	85,863,011
Deferred tax expense	(31,387,748)
Net unrealized appreciation of investments	54,475,263
Net Realized and Unrealized Gain on Investments	73,305,572
Net Increase in Net Assets Applicable to
Common Stockholders Resulting from Operations	$57,643,843

See accompanying Notes to Financial Statements.

2011 Annual Report       7

Statement of Changes in Net Assets
		Period from
		July 30, 2010(1)
	Year Ended	through
	November 30, 2011	November 30, 2010
Operations
Net investment loss	$(15,661,729)	$(1,893,809)
Net realized gain on investments	18,830,309	208,403
Net unrealized appreciation of investments	54,475,263	67,395,850
Net increase in net assets applicable to common stockholders resulting from operations	57,643,843	65,710,444
Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(74,579,942)	(16,345,508)
Total distributions to common stockholders	(74,579,942)	(16,345,508)
Capital Stock Transactions
Proceeds from initial public offering of 45,400,000 common shares	—	1,135,000,000
Underwriting discounts and offering expenses associated with the issuance of common stock	—	(53,345,000)
Issuance of 545,595 common shares from reinvestment of distributions to stockholders, respectively	13,407,746	—
Net increase in net assets applicable to common stockholders from capital stock transactions	13,407,746	1,081,655,000
Total increase (decrease) in net assets applicable to common stockholders	(3,528,353)	1,131,019,936
Net Assets
Beginning of period	1,131,119,936	100,000
End of period	$1,127,591,583	$1,131,119,936
Accumulated net investment loss, net of income taxes, end of period	$(17,555,538)	$(1,893,809)

(1) Commencement of Operations.

See accompanying Notes to Financial Statements.

8       Tortoise MLP Fund, Inc.

Statement of Cash Flows Year Ended November 30, 2011

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$96,243,880
Dividend income received	3,918
Other income received	280,000
Purchases of long-term investments	(322,230,289)
Proceeds from sales of long-term investments	307,292,742
Purchases of short-term investments, net	(41,061)
Interest expense paid	(8,719,900)
Distributions to mandatory redeemable preferred stockholders	(3,446,347)
Income taxes paid	(30,170)
Other leverage expenses paid	(302,789)
Operating expenses paid	(12,225,128)
Net cash provided by operating activities	56,824,856
Cash Flows From Financing Activities
Advances from revolving line of credit	227,800,000
Repayments on revolving line of credit	(248,400,000)
Issuance of long-term debt obligations	25,000,000
Debt issuance costs	(52,669)
Distributions paid to common stockholders	(61,172,187)
Net cash used in financing activities	(56,824,856)
Net change in cash	—
Cash — beginning of year	—
Cash — end of year	$—

Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations
to net cash provided by operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$57,643,843
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(326,252,473)
Proceeds from sales of long-term investments	309,654,562
Purchases of short-term investments, net	(41,061)
Return of capital on distributions received	92,366,967
Deferred tax expense	35,466,770
Net unrealized appreciation of investments	(85,863,011)
Net realized gain on investments	(29,680,023)
Amortization of debt issuance costs	382,261
Changes in operating assets and liabilities:
Decrease in interest and dividend receivable	3,433
Increase in receivable for investments sold	(2,361,820)
Increase in payable for investments purchased	4,022,184
Decrease in prepaid expenses and other assets	48,860
Increase in payable to Adviser, net of
expense reimbursement	260,105
Decrease in current tax liability	(50,000)
Increase in accrued expenses and other liabilities	1,224,259
Total adjustments	(818,987)
Net cash provided by operating activities	$56,824,856
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders
in additional common shares	$13,407,746

See accompanying Notes to Financial Statements.

2011 Annual Report       9

Financial Highlights
		Period from
		July 30, 2010(1)
	Year Ended	through
	November 30, 2011	November 30, 2010
Per Common Share Data(2)
Net Asset Value, beginning of period	$24.91	$—
Public offering price	—	25.00
Income from Investment Operations
Net investment loss(3)	(0.34)	(0.04)
Net realized and unrealized gain on investments(3)	1.61	1.49
Total income from investment operations	1.27	1.45
Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(1.64)	(0.36)
Total distributions to common stockholders	(1.64)	(0.36)
Underwriting discounts and offering costs on issuance of common stock(4)	—	(1.18)
Net Asset Value, end of period	$24.54	$24.91
Per common share market value, end of period	$24.84	$24.14
Total Investment Return Based on Market Value(5)	9.88%	(2.02)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$1,127,592	$1,131,120
Average net assets (000’s)	$1,140,951	$1,087,459
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.30%	1.07%
Other operating expenses	0.13	0.12
Expense reimbursement	(0.32)	(0.28)
Subtotal	1.11	0.91
Leverage expenses	1.22	0.48
Income tax expense(7)	3.11	10.44
Total expenses	5.44%	11.83%
Ratio of net investment loss to average net assets before expense reimbursement(6)	(1.69)%	(0.79)%
Ratio of net investment loss to average net assets after expense reimbursement(6)	(1.37)%	(0.51)%
Portfolio turnover rate	19.57%	1.24%
Short-term borrowings, end of period (000’s)	$10,100	$30,700
Long-term debt obligations, end of period (000’s)	$255,000	$230,000
Preferred stock, end of period (000’s)	$90,000	$90,000
Per common share amount of long-term debt obligations outstanding, end of period	$5.55	$5.07
Per common share amount of net assets, excluding long-term debt obligations, end of period	$30.09	$29.98
Asset coverage, per $1,000 of principal amount of long-term debt obligations and short-term borrowings(8)	$5,593	$5,684
Asset coverage ratio of long-term debt obligations and short-term borrowings(8)	559%	568%
Asset coverage, per $25 liquidation value per share of mandatory redeemable preferred stock(9)	$104	$106
Asset coverage ratio of preferred stock(9)	418%	423%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the period from July 30, 2010 through November 30, 2010 do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(4)	Represents the dilution per common share from underwriting and other offering costs for the period from July 30, 2010 through November 30, 2010.
(5)	Not annualized for periods less than one full year. Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to the company’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	For the year ended November 30, 2011, the Company accrued $20,589 for current income tax benefit and $35,466,770 for net deferred income tax expense. For the period from July 30, 2010 to November 30, 2010, the Company accrued $50,000 for current income tax expense and $38,533,993 for net deferred income tax expense.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by the sum of long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

10       Tortoise MLP Fund, Inc.

Notes to Financial Statements November 30, 2011

1. Organization

Tortoise MLP Fund, Inc. (the “Company”) was organized as a Maryland corporation on April 23, 2010, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector, with an emphasis on natural gas infrastructure. The Company commenced operations on July 30, 2010. The Company’s stock is listed on the New York Stock Exchange under the symbol “NTG.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

During the year ended November 30, 2011, the Company reallocated the amount of 2010 investment income and return of capital it recognized based on the 2010 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $2,184,000 or $0.048 per share ($1,381,000 or $0.030 per share, net of deferred tax benefit) and an increase in unrealized appreciation of investments of approximately $2,184,000 or $0.048 per share ($1,381,000 or $0.030 per share, net of deferred tax expense) for the year ended November 30, 2011.

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act of the rating agency guidelines for its debt and preferred stock following such distribution. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For tax purposes, the Company’s distributions to common stockholders for the year ended November 30, 2011 were 100 percent return of capital. For book purposes, the source of the Company’s distributions to common stockholders for the year ended November 30, 2011 was 100 percent return of capital.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily and paid quarterly based on fixed annual rates. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to MRP stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For tax purposes, the Company’s distributions to MRP stockholders for the year ended November 30, 2011 were 100 percent return of capital. For book purposes, the source of the Company’s distributions to MRP stockholders for the year ended November 30, 2011 was 100 percent return of capital.

2011 Annual Report       11

Notes to Financial Statements (Continued)

E. Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

F. Offering and Debt Issuance Costs

Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations and Mandatory Redeemable Preferred (“MRP”) Stock are capitalized and amortized over the period the debt and MRP Stock is outstanding. The amounts of such capitalized costs for the Series F and Series G Notes issued in May 2011 were $11,747 and $7,832, respectively.

G. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap contracts) in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. Monthly cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations. The Company did not hold any derivative financial instruments during the year ended November 30, 2011.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncement

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Company’s financial statements.

3. Concentration of Risk

Under normal circumstances, the Company intends to invest at least 80 percent of its total assets in equity securities of MLPs in the energy infrastructure sector and to invest at least 70 percent of its total assets in equity securities of natural gas infrastructure MLPs. The Company will not invest more than 10 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 50 percent of its total assets in restricted securities. The Company will not invest in privately held companies. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser waived an amount equal to 0.25 percent of average monthly Managed Assets for the period from July 30, 2010 through July 27, 2011. The Adviser has agreed to waive an amount equal to 0.20 percent of average monthly Managed Assets for the period from July 28, 2011 through December 31, 2012, 0.15 percent of average monthly Managed Assets for the period from January 1, 2013 through December 31, 2013, 0.10 percent of average monthly Managed Assets for the period from January 1, 2014 through December 31, 2014, and 0.05 percent of average monthly Managed Assets for the period from January 1, 2015 through December 31, 2015.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

12       Tortoise MLP Fund, Inc.

Notes to Financial Statements (Continued)

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets, plus portfolio transaction fees.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of November 30, 2011, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$12,416,911
Deferred tax liabilities:
Basis reduction of investment in MLPs	15,685,582
Net unrealized gains on investment securities	70,732,092
86,417,674
Total net deferred tax liability	$74,000,763

At November 30, 2011, a valuation allowance on deferred tax assets was not deemed necessary because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income. Any adjustments to the Company’s estimates of future taxable income will be made in the period such determination is made. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of November 30, 2011, the Company had no uncertain tax positions and no penalties and interest were accrued. The Company does not expect any change to its unrecognized tax positions in the twelve months subsequent to November 30, 2011. All tax years since inception remain open to examination by federal and state tax authorities.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment loss and net realized and unrealized gains on investments for the year ended November 30, 2011, as follows:

Application of statutory income tax rate	$32,581,508
State income taxes, net of federal tax benefit	1,629,076
Foreign tax benefit, net of federal tax effect	(13,023)
Change in deferred tax liability due to change in overall tax rate	(122,763)
Nondeductible payments on preferred stock	1,437,179
Dividends received deduction	(65,796)
Total income tax expense	$35,446,181

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the year, the Company re-evaluated its blended state income tax rate, decreasing the overall rate from 36.78 percent to 36.75 percent due to anticipated state apportionment of income and gains.

For the year ended November 30, 2011, the components of income tax expense include current foreign tax benefit (reflects the federal tax effect in deferred tax expense) of $20,589 and deferred federal and state income tax expense (net of federal tax benefit) of $33,777,876 and $1,688,894, respectively.

As of November 30, 2011, the Company had a net operating loss for federal income tax purposes of approximately $33,539,000. The net operating loss may be carried forward for 20 years. If not utilized, this net operating loss will expire as follows: $3,343,000 and $30,196,000 in the years ending November 30, 2030 and 2031, respectively.

As of November 30, 2011, the aggregate cost of securities for federal income tax purposes was $1,325,676,988. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $264,226,476, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $29,076,341 and the net unrealized appreciation was $235,150,135.

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of November 30, 2011. These assets are measured on a recurring basis.

	Fair Value at
Description	November 30, 2011	Level 1	Level 2	Level 3
Equity Securities:
Master Limited Partnerships
and Related Companies(a)	$1,560,684,921	$1,560,684,921	$—	$—
Total Equity Securities	1,560,684,921	1,560,684,921	—	—
Other:
Short-Term Investments(b)	142,202	142,202	—	—
Total Other	142,202	142,202	—	—
Total	$1,560,827,123	$1,560,827,123	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investments are sweep investments for cash balances in the Company at November 30, 2011.

2011 Annual Report       13

Notes to Financial Statements (Continued)

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels for the year ended November 30, 2011.

7. Investment Transactions

For the year ended November 30, 2011 the Company purchased (at cost) and sold securities (proceeds received) in the amount of $326,252,473 and $309,654,562 (excluding short-term debt securities), respectively.

8. Long-Term Debt Obligations

The Company has $255,000,000 aggregate principal amount of private senior notes, Series A, Series B, Series C, Series D, Series E, Series F, and Series G (collectively, the “Notes”), outstanding. The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common stock; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive cash interest payments each quarter until maturity. The Series A, Series B, Series C, Series D, and Series G Notes accrue interest at fixed rates and the Series E and Series F Notes accrue interest at an annual rate that resets each quarter based on the 3-month LIBOR plus 1.70 and 1.35 percent, respectively. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At November 30, 2011, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of the Series E and Series F Notes approximates the carrying amount because the interest rates fluctuate with changes in interest rates available in the current market. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for each series of Notes outstanding at November 30, 2011.

				Notional/
	Maturity	Interest		Carrying	Estimated
Series	Date	Rate		Amount	Fair Value
Series A	December 15, 2013	2.48%		$12,000,000	$12,102,539
Series B	December 15, 2015	3.14%		24,000,000	24,518,400
Series C	December 15, 2017	3.73%		57,000,000	58,739,241
Series D	December 15, 2020	4.29%		112,000,000	115,694,526
Series E	December 15, 2015	2.05	%(1)	25,000,000	25,000,000
Series F	May 12, 2014	1.80	%(2)	15,000,000	15,000,000
Series G	May 12, 2018	4.35%		10,000,000	10,549,989
				$255,000,000	$261,604,695

(1)	Floating rate; weighted-average rate for the year ended November 30, 2011 was 2.00 percent.
(2)	Floating rate; weighted-average rate for period from issuance on May 12, 2011 through November 30, 2011 was 1.64 percent.

9. Preferred Stock

The Company has 10,000,000 shares of preferred stock authorized. Of that amount, the Company has 3,600,000 shares of private Mandatory Redeemable Preferred (“MRP”) Stock authorized and outstanding at November 30, 2011. The MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The MRP Stock is not listed on any exchange or automated quotation system.

The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Company’s Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

14       Tortoise MLP Fund, Inc.

Notes to Financial Statements (Continued)

The estimated fair value of each series of MRP Stock was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The following table shows the mandatory redemption date, fixed rate, aggregate liquidation preference, number of shares outstanding and estimated fair value of each series of MRP Stock outstanding as of November 30, 2011.

	Mandatory		Aggregate
	Redemption	Fixed	Liquidation	Shares	Estimated
Series	Date	Rate	Preference	Outstanding	Fair Value
Series A	December 15, 2015	3.69%	$25,000,000	1,000,000	$25,327,985
Series B	December 15, 2017	4.33%	65,000,000	2,600,000	66,337,006
			$90,000,000	3,600,000	$91,664,991

The MRP Stock is redeemable in certain circumstances at the option of the Company. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200 percent. The MRP Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio of at least 225 percent as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At November 30, 2011, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

10. Credit Facility

On September 24, 2010, the Company entered into a $60,000,000 committed credit facility maturing September 23, 2011. Under the terms of the credit facility, Bank of America, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the facility. The credit facility had a variable annual interest rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility accrued a non-usage fee equal to an annual rate of 0.20 percent.

On January 13, 2011, the Company entered into an amendment to its credit facility. Under the terms of the amendment, the amount available under the credit facility was increased to $95,000,000 for a maximum of 120 days. On March 11, 2011, the Company entered into an amendment to its credit facility that reduced the amount available under the facility to $80,000,000.

On September 23, 2011 the Company entered into an amendment to its credit facility that extends the credit facility through September 21, 2012. The terms of the amendment provide for an unsecured revolving credit facility of $65,000,000. During the extension, outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the year ended November 30, 2011 was approximately $34,400,000 and 1.48 percent, respectively. At November 30, 2011, the principal balance outstanding was $10,100,000 at and interest rate of 1.52 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At November 30, 2011, the Company was in compliance with the terms of the credit facility.

11. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 45,949,783 shares outstanding at November 30, 2011. Transactions in common stock for the year ended November 30, 2011, were as follows:

Shares at November 30, 2010	45,404,188
Shares issued through reinvestment of distributions	545,595
Shares at November 30, 2011	45,949,783

2011 Annual Report       15

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Tortoise MLP Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Tortoise MLP Fund, Inc. (the Company), including the schedule of investments, as of November 30, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise MLP Fund, Inc. at November 30, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri
January 24, 2012

16       Tortoise MLP Fund, Inc.

Company Officers and Directors (Unaudited) November 30, 2011

	Position(s) Held with		Number of	Other Public
	Company, Term of		Portfolios in Fund	Company
	Office and Length of		Complex Overseen	Directorships
Name and Age*	Time Served	Principal Occupation During Past Five Years	by Director(1)	Held
Independent Directors
Conrad S. Ciccotello (Born 1960)	Director since 2010	Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Personal Financial Planning Program; Investment Consultant to the University System of Georgia for its defined contribution retirement plan; Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.	6	Tortoise Capital Resources Corporation

John R. Graham (Born 1945)	Director since 2010	Executive-in-Residence and Professor of Finance (part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc., primarily a real estate development, investment and venture capital company; Owner of Graham Ventures, a business services and venture capital firm; Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007; formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).	6	Tortoise Capital Resources Corporation

Charles E. Heath (Born 1942)	Director since 2010	Retired in 1999, Formerly Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) designation since 1974.	6	Tortoise Capital Resources Corporation

(1)	This number includes Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and the Company. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, TPZ and TTP.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

2011 Annual Report       17

Company Officers and Directors (Unaudited) (Continued) November 30, 2011

	Position(s) Held with		Number of	Other Public
	Company, Term of		Portfolios in Fund	Company
	Office and Length of		Complex Overseen	Directorships
Name and Age*	Time Served	Principal Occupation During Past Five Years	by Director(1)	Held
Interested Directors and Officers(2)
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2010	Managing Director of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of TYG, TYY, TYN, TPZ and TTP since its inception and of Tortoise Capital Resources Corporation (“TTO”) from its inception to December 2011; Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986). CFA designation since 1988.	6	Tortoise Capital Resources Corporation(3)

Terry Matlack (Born 1956)	Chief Executive Officer since 2010

Managing Director of the Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners, LC (“KCEP”) (2001-2002); Formerly President, GreenStreet Capital, a private investment firm (1998-2001); Director of each of TYG, TYY, TYN, TPZ and TTO from its inception to September 15, 2009; Chief Executive Officer of each of TYG, TYY, TYN and TPZ from May 2011 and of TTP since inception; Chief Financial Officer of each of TYG, TYY, TYN, TPZ from its inception to May 2011, and of TTO since its inception; Chief Compliance Officer of each of TYY and TYN from their inception through May 2006 and of TYG from 2004 through May 2006; Treasurer of each of TYY, TYG and TYN from their inception to November 2005; Assistant Treasurer of TYY, TYG and TYN from November 2005 to April 2008, and of TTO from its inception to April 2008. CFA designation since 1985.

			N/A	Epiq Systems, Inc.

P. Bradley Adams (Born 1960)	Chief Financial Officer since 2010

Director of Financial Operations of the Adviser since 2005; Chief Financial Officer of each of TYG, TYY, TYN and TPZ since May 2011 and of TTP since inception; Assistant Treasurer of TYG, TYY, and TYN from April 2008 to May 2011, of TPZ from inception to May 2011, and of TTO since April 2008.

			N/A	None

Zachary A. Hamel (Born 1965)	President since 2010

Managing Director of the Adviser since 2002; Partner, Fountain Capital (1997-present). President of TYG, TYY and TPZ since May 2011 and of TTP since inception; Senior Vice President of TYY from 2005 to May 2011, of TTO from 2005 to December 2011, of TYG and TYN from 2007 to May 2011, and of TPZ from inception to May 2011; Secretary of each of TYG, TYY, TYN and TTO from their inception to April 2007. CFA designation since 1998.

			N/A	None

Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since 2010

Managing Director of the Adviser since 2002; Partner, Fountain Capital (2002-present); formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of each of TYG, TYY and TYN since 2005, of TTO from 2005 to December 2011 and of TPZ and TTP since inception; Senior Vice President of TYY since 2005, of TTO from 2005 to December 2011, of each of TYG and TYN since 2007 and of TPZ and TTP since inception; Assistant Treasurer of each of TYY, TYG and TYN from their inception to November 2005; CFA designation since 1996.

			N/A	None

David J. Schulte (Born 1961)	Senior Vice President since 2010

Managing Director of the Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); President and Chief Executive Officer of TYG from 2003 to May 2011, of TYY from 2005 to May 2011 and of TPZ from inception to May 2011; Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; Senior Vice President of each of TYG, TYY, TYN, and TPZ since May 2011, and of TTP since inception; CFA designation since 1992.

			N/A	None(3)

(1)	This number includes TYG, TYY, TYN, TPZ, TTP and the Company. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, TPZ and TTP.
(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.
(3)	Effective December 1, 2011, H. Kevin Birzer resigned as a director of Tortoise Capital Resources Corporation and David J. Schulte was appointed as a director of Tortoise Capital Resources Corporation.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

18       Tortoise MLP Fund, Inc.

Additional Information (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the year ended November 30, 2011, the aggregate compensation paid by the Company to the independent directors was $127,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2011 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Automatic Dividend Reinvestment Plan

If a stockholder’s shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Automatic Dividend Reinvestment Plan (the “Plan”), all distributions are automatically reinvested for stockholders by the Plan Agent in additional shares of common stock of the Company (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

If, on the distribution payment date, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Company will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Plan Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. There are no brokerage charges with respect to shares issued directly by the Company as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.

Participation is completely voluntary. Stockholders may elect not to participate in the Plan, and participation may be terminated or resumed at any time without penalty, by giving notice in writing, by telephone or Internet to Computershare, the Plan Agent, at the address set forth below. Such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A., P.O. Box 43078, Providence, R.I. 02940-3078. You may also contact Computershare by phone at (800) 426-5523 or visit their Web site at www.computershare.com.

2011 Annual Report       19

Additional Information (Unaudited) (Continued)

Approval of the Investment Advisory Agreement

In approving the renewal of the Investment Advisory Agreement in November 2011, the directors who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Company (“Independent Directors”) requested and received extensive data and information from the Adviser concerning the Company and the services provided to it by the Adviser under the Investment Advisory Agreement. In addition, the Independent Directors requested and received data and information from the Adviser, which also included information from independent, third-party sources, regarding the factors considered in their evaluation.

Factors Considered

The Independent Directors considered and evaluated all the information provided by the Adviser. The Independent Directors did not identify any single factor as being all-important or controlling, and each Independent Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the Independent Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services Provided. The Independent Directors considered information regarding the history, qualification and background of the Adviser and the individuals responsible for the Adviser’s investment program, the adequacy of the number of the Adviser personnel and other Adviser resources and plans for growth, use of affiliates of the Adviser, and the particular expertise with respect to energy infrastructure companies, MLP markets and financing (including private financing). The Independent Directors concluded that the unique nature of the Company and the specialized expertise of the Adviser in the niche market of MLPs made it uniquely qualified to serve as the advisor. Further, the Independent Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the Company.

Investment Performance of the Company and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Independent Directors reviewed and evaluated information regarding the Company’s performance (including quarterly, last twelve months, and from inception) and the performance of the other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the MLP sector. The Independent Directors also considered the Company’s performance as compared to comparable closed-end funds for the relevant periods.

The Adviser provided detailed information concerning its cost of providing services to the Company, its profitability in managing the Company, its overall profitability, and its financial condition. The Independent Directors reviewed with the Adviser the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other closed-end funds with similar investment objectives and strategies.

The Independent Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), fees charged to separate institutional accounts by the Adviser, and comparisons of fees of closed-end funds with similar investment objectives and strategies, including other MLP investment companies, to the Company. The Independent Directors concluded that the fees and expenses that the Company is paying under the Investment Advisory Agreement are reasonable given the quality of services provided under the Investment Advisory Agreement and that such fees and expenses are comparable to, and in many cases lower than, the fees charged by advisers to comparable funds. The Independent Directors also considered the Adviser’s contractual agreement to waive fees in the amount of 0.20 percent of its 0.95 percent investment advisory fee for the period from July 28, 2011 through December 31, 2012, in the amount of 0.15 percent of its 0.95 percent investment advisory fee for the period from January 1, 2013 through December 31, 2013, in the amount of 0.10 percent of its 0.95 percent investment advisory fee for the period from January 1, 2014 through December 31, 2014, and in the amount of 0.05 percent of its 0.95 percent investment advisory fee for the period from January 1, 2015 through December 31, 2015.

Economies of Scale. The Independent Directors considered information from the Adviser concerning whether economies of scale would be realized as the Company grows, and whether fee levels reflect any economies of scale for the benefit of the Company’s stockholders. The Independent Directors concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Independent Directors reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the Company specifically, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Independent Directors concluded the Adviser is appropriately sharing any economies of scale through its competitive fee structure and through reinvestment in its business to provide stockholders additional content and services.

Collateral Benefits Derived by the Adviser. The Independent Directors reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with the Company. They concluded that the Adviser generally does not use the Company’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

The Independent Directors did not, with respect to their deliberations concerning their approval of the continuation of the Investment Advisory Agreement, consider the benefits the Adviser may derive from relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to the Company. Although the Adviser may receive research from brokers with whom it places trades on behalf of clients, the Adviser does not have soft dollar arrangements or understandings with such brokers regarding receipt of research in return for commissions.

Conclusions of the Directors

As a result of this process, the Independent Directors, assisted by the advice of legal counsel that is independent of the Adviser, taking into account all of the factors discussed above and the information provided by the Adviser, unanimously concluded that the Investment Advisory Agreement between the Company and the Adviser is fair and reasonable in light of the services provided and should be renewed.

20       Tortoise MLP Fund, Inc.

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise MLP Fund, Inc.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A. / Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(800) 426-5523
www.computershare.com

LEGAL COUNSEL
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: NTG

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$1,660	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$336
Tortoise Energy Capital Corp.		Midstream Equity	$860	Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$218
Tortoise MLP Fund, Inc.		Natural Gas Equity	$1,655
Tortoise North American Energy Corp.		Midstream/Upstream Equity	$218

(1) As of 12/31/11

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Chief Executive Officer and its Chief Financial Officer. The Registrant has not made any amendments to this code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2011	FYE 11/30/2010
Audit Fees	$105,000	$107,000
Audit-Related Fees	—	—
Tax Fees	$49,000	$16,000
All Other Fees	—	—
Aggregate Non-Audit Fees	$49,000	$16,000

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In the Registrant’s fiscal years ended November 30, 2011 and 2010, the Adviser paid approximately $0 and $88,000 in fees, respectively, for research and consultations relating to fund structure, tax and accounting, and audit-related fees relating to closed-end management investment companies prior to its initial public offerings. These non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Mr. Conrad S. Ciccotello, Mr. John R. Graham and Mr. Charles E. Heath.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of November 30, 2011.

Portfolio Managers

As of the date of this filing, management of the Registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Terry Matlack, David J. Schulte, Zachary A. Hamel and Kenneth P. Malvey, all of whom are Managers of the Adviser, comprise the investment committee of the Adviser and share responsibility for such investment management. All decisions to invest in a portfolio company must be approved by the unanimous decision of the Adviser’s investment committee and any one member of the Adviser’s investment committee can require the Adviser to sell a portfolio company or can veto the investment committee’s decision to invest in a portfolio company. Biographical information about each member of the Adviser’s investment committee as of the date of this filing is set forth below.

Position(s) Held with
Company and Length
Name and Age*	of Time Served	Principal Occupation During Past Five Years
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2010
Managing Director of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) and Tortoise Pipeline & Energy Fund, Inc. (“TTP”); Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”) from its inception to December 2011; Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986). CFA designation since 1988.

Terry Matlack (Born 1956)	Chief Executive Officer since 2010
Managing Director of the Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners, LC (“KCEP”) (2001-2002); Formerly President, GreenStreet Capital, a private investment firm (1998-2001); Director of each of TYG, TYY, TYN, TPZ and TTO from its inception to September 15, 2009; Chief Executive Officer of each of TYG, TYY, TYN and TPZ from May 2011 and of TTP since inception; Chief Financial Officer of each of TYG, TYY, TYN, TPZ from its inception to May 2011, and of TTO since its inception; Chief Compliance Officer of each of TYY and TYN from their inception through May 2006 and of TYG from 2004 through May 2006; Treasurer of each of TYY, TYG and TYN from their inception to November 2005; Assistant Treasurer of TYY, TYG and TYN from November 2005 to April 2008, and of TTO from its inception to April 2008. CFA designation since 1985.

Zachary A. Hamel (Born 1965)	President since 2010
Managing Director of the Adviser since 2002; Partner, Fountain Capital (1997-present). President of TYG, TYY and TPZ since May 2011 and of TTP since inception; Senior Vice President of TYY from 2005 to May 2011, of TTO from 2005 to December 2011, of TYG and TYN from 2007 to May 2011, and of TPZ from inception to May 2011; Secretary of each of TYG, TYY, TYN and TTO from their inception to April 2007. CFA designation since 1998.

Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since 2010
Managing Director of the Adviser since 2002; Partner, Fountain Capital (2002-present); formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of each of TYG, TYY and TYN since 2005, of TTO from 2005 to December 2011 and of TPZ and TTP since inception; Senior Vice President of TYY since 2005, of TTO from 2005 to December 2011, of each of TYG and TYN since 2007 and of TPZ and TTP since inception; Assistant Treasurer of each of TYY, TYG and TYN from their inception to November 2005; CFA designation since 1996.

David J. Schulte (Born 1961)	Senior Vice President since 2010
Managing Director of the Adviser since 2002; Fulltime Managing Director, KCEP (1993-2002); President and Chief Executive Officer of TYG from 2003 to May 2011, of TYY from 2005 to May 2011 and of TPZ from inception to May 2011; Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; Senior Vice President of each of TYG, TYY, TYN, and TPZ since May 2011, and of TTP since inception; CFA designation since 1992.

*The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

The Adviser also serves as the investment adviser to TYG, TYY, TYN, TPZ and TTP, and as an adviser to TTO for its securities portfolio.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2011:

			Number of
			Accounts	Total Assets of
			Paying a	Accounts Paying
	Number of	Total Assets of	Performance	a Performance
Name of Manager	Accounts	Accounts	Fee	Fee
H. Kevin Birzer
Registered investment companies	8	$3,439,817,593	0	—
Other pooled investment vehicles	6	$161,064,690	2	$124,205,601
Other accounts	513	$2,032,054,434	0	—
Zachary A. Hamel
Registered investment companies	8	$3,439,817,593	0	—
Other pooled investment vehicles	8	$208,982,653	2	$124,205,601
Other accounts	524	$3,011,172,237	0	—
Kenneth P. Malvey
Registered investment companies	8	$3,439,817,593	0	—
Other pooled investment vehicles	8	$208,982,653	2	$124,205,601
Other accounts	524	$3,011,172,237	0	—
Terry Matlack
Registered investment companies	8	$3,439,817,593	0	—
Other pooled investment vehicles	6	$161,064,690	2	$124,205,601
Other accounts	513	$2,032,054,434	0	—
David J. Schulte
Registered investment companies	8	$3,439,817,593	0	—
Other pooled investment vehicles	6	$161,064,690	2	$124,205,601
Other accounts	513	$2,032,054,434	0	—

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest, some of which may have investment strategies similar to the Registrant. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which, in turn, may result in an incentive fee being paid to the Adviser by that other fund. Any of their proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. When two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the clients’ various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it.

The Adviser also serves as investment adviser for five other publicly traded management investment companies, all of which invest in the energy sector.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in private placement securities under the Investment Company Act of 1940. The Registrant’s investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

Under the Investment Company Act of 1940, the Registrant and its affiliated companies may be precluded from co-investing in negotiated private placements of securities. As such, the Registrant will not co-invest with its affiliates in negotiated private placement transactions. The Adviser will observe a policy for allocating negotiated private investment opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.

To the extent that the Adviser sources and structures private investments in master limited partnerships (“MLPs”), certain employees of the Adviser may become aware of actions planned by MLPs, such as acquisitions, which may not be announced to the public. It is possible that the Registrant could be precluded from investing in or selling securities of an MLP about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded MLP securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant. Further, the Adviser may at some time in the future, manage additional investment funds with the same investment objective as the Registrant’s.

Compensation

None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser or Fountain Capital. Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are full-time employees of the Adviser and receive a fixed salary for the services they provide. They are also eligible for an annual cash bonus based on the Adviser’s earnings and the satisfaction of certain other conditions. Additional benefits received by Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are normal and customary employee benefits generally available to all salaried employees. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in Tortoise Holdings, LLC which wholly owns the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2011:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
H. Kevin Birzer	$50,001-$100,000
Zachary A. Hamel	$50,001-$100,000
Kenneth P. Malvey	$100,001-$500,000
Terry Matlack	$50,001-$100,000
David J. Schulte	$100,001-$500,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
	(a)		Shares (or Units)	Value) of Shares (or
	Total Number of	(b)	Purchased as Part of	Units) that May Yet
	Shares (or Units)	Average Price Paid	Publicly Announced	Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	0	0	0	0
6/1/11-6/30/11
Month #2	0	0	0	0
7/1/11-7/31/11
Month #3	0	0	0	0
8/1/11-8/31/11
Month #4	0	0	0	0
9/1/11-9/30/11
Month #5	0	0	0	0
10/1/11-10/31/11
Month #6	0	0	0	0
11/1/11-11/30/11
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise MLP Fund, Inc.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date     January 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date     January 24, 2012

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Financial Officer

Date     January 24, 2012